Exhibit 10.32

FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

This FIFTH AMENDMENT (this “Amendment”) TO THE EMPLOYMENT AGREEMENT dated as of May 24, 2001, as amended as of December 1, 2001, July 1, 2003, March 10, 2004 and March 7, 2005 (the “Agreement”) is made and entered into as of April 26, 2006, by and between KORN/FERRY INTERNATIONAL, a Delaware corporation with its principal offices in Los Angeles, California (the “Company”), and PAUL C. REILLY, an individual (the “Executive”).

A.    Amendment to Term of Employment.    Section 2 is hereby amended and restated to read in its entirety as follows:

“Term of Employment. Executive’s employment under this Agreement will begin on June 30, 2001 and will continue for an initial term ending June 30, 2007 (the “Initial Term”). At the end of the Initial Term, this Agreement will be automatically renewed for successive three-year periods, until the first June 30th following the date on which Executive reaches age 65, at which time the term will expire, provided, however, that either the Company or the Executive may terminate this Agreement at the end of the Initial Term or any subsequent three-year extension to the Initial Term by delivering to the other party at least 60 days’ prior written notice of its election not to renew this Agreement. (In this Agreement, the delivery of such a notice shall be referred to as a “failure to renew” the Agreement.).”

B.    No Other Modification.    Except as specifically modified herein, the remaining terms and provisions of the Agreement shall be and remain in full force and effect in accordance with their terms. Any reference in the Agreement pertaining to any time from and after the effective date of this Amendment shall be deemed a reference to the Agreement as modified and amended hereby.

C.    Entire Agreement.    This Amendment contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto.

D.    Counterparts.    This Amendment may be executed in two or more counterparts with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

The Company:	KORN/FERRY INTERNATIONAL

	By:	/s/ PATTI S. HART
Director

	By:	/s/ PETER L. DUNN
General Counsel

Executive:

/s/ PAUL C. REILLY
Chief Executive Officer